Exhibit 10.28

EXECUTION

AVEO PHARMACEUTICALS, INC.

FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Agreement dated as of March 18, 2009, is entered into by and among AVEO Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the Purchasers (as defined herein).

Recitals

WHEREAS, prior to the date hereof, the Company and

(i) purchasers of shares of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (“Series A Convertible Preferred Stock”) (the “Series A Purchasers”), pursuant to the Series A Convertible Preferred Stock Purchase Agreement, dated as of March 22, 2002, by and among the Company, Ronald A. DePinho, M.D., Lynda Chin, M.D. and the individuals and entities listed on Exhibit A thereto (the “Series A Purchase Agreement”);

(ii) purchasers of shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value per share (“Series B Convertible Preferred Stock”) (the “Initial Series B Purchasers”), pursuant to the Series B Convertible Preferred Stock Purchase Agreement, dated as of July 25, 2003, by and among the Company and the individuals and entities listed on Exhibit A thereto;

(iii) General Electric Capital Corporation, the purchaser of shares of Series B Convertible Preferred Stock pursuant to the Subscription Agreement, dated as of March 5, 2004, by and between the Company and General Electric Capital Corporation (together with the Initial Series B Purchasers, the “Series B Purchasers”);

(iv) Merck & Co., Inc. (“Merck”), a purchaser of shares of the Company’s Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Convertible Preferred Stock”) (the “First Series C Purchaser”), pursuant to the Series C Convertible Preferred Stock Purchase Agreement, dated as of April 13, 2005, by and between the Company and the First Series C Purchaser (as amended, the “First Series C Purchase Agreement”);

(v) Comerica Bank-California, the holder of a warrant to purchase shares of Series A Convertible Preferred Stock;

(vi) Peter Svenilson and Harold Ekman, holders of warrants to purchase shares of Series B Convertible Preferred Stock;

(vii) purchasers of shares of the Company’s Series D Convertible Preferred Stock, $0.001 par value per share (“Series D Convertible Preferred Stock”) (the “Series D Purchasers”), pursuant to the Series D Convertible Preferred Stock Purchase Agreement, dated as of March 26, 2007, by and among the Company and the individuals and entities listed on Exhibit A thereto (the “Series D Purchase Agreement”); and

(viii) OSI Pharmaceuticals, Inc. (“OSI”), a purchaser of shares of the Company’s Series C Convertible Preferred Stock (the “Second Series C Purchaser”), pursuant to the Series C Convertible Preferred Stock Purchase Agreement, dated as of September 28, 2007, by and between the Company and the Second Series C Purchaser (the “Second Series C Purchase Agreement”)

entered into the Third Amended and Restated Investor Rights Agreement, dated March 26, 2007, as amended pursuant to an Amendment No. 1 to Third Amended and Restated Investor Rights Agreement dated October 25, 2007, and an Amendment No. 2 to Third Amended and Restated Investor Rights Agreement dated May 15, 2008 (as amended, the “Prior Investor Rights Agreement”);

WHEREAS, the Company and certain parties (the “Series E Purchasers”) have entered into a Series E Convertible Preferred Stock Purchase Agreement, dated as of March 18, 2009 (as amended from time to time, the “Series E Purchase Agreement”), in connection with the issuance and sale by the Company to such Series E Purchasers of shares of the Company’s Series E Convertible Preferred Stock, $0.001 par value per share (“Series E Convertible Preferred Stock” and, together with the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, the “Preferred Stock”);

WHEREAS, as a condition precedent to the sale and purchase of the Series E Convertible Preferred Stock pursuant to the Series E Purchase Agreement, the Series E Purchasers have required that the Prior Investor Rights Agreement be amended and restated to, among other things, make the Series E Purchasers parties thereto;

WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act (as defined below), (ii) the Purchasers’ right of first refusal with respect to certain issuances of securities of the Company, and (iii) certain covenants of the Company;

WHEREAS, pursuant to Section 7.6 of the Prior Investor Rights Agreement, any amendment of the Prior Investor Rights Agreement requires the written consent of (i) the Company and (ii) Purchasers (as defined in the Prior Investor Rights Agreement) holding Preferred Stock (as defined in the Prior Investor Rights Agreement) representing at least 66 2/3% of the voting power of all shares of such Preferred Stock then held by all such Purchasers; and

WHEREAS, the signatories to this Agreement hold the requisite number of shares to effect the amendment of the Prior Investor Rights Agreement, and desire to amend and restate the Prior Investor Rights Agreement in its entirety.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Available Undersubscription Amount” means the difference between the total of all of the Basic Amounts available for purchase by Purchasers pursuant to Section 3.1 and the Basic Amounts subscribed for pursuant to Section 3.1.

“Basic Amount” means, with respect to a Purchaser, its pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Purchaser (giving effect to the conversion into Common Stock of all shares of convertible preferred stock then held by such Purchaser) by the total number of shares of Common Stock then held by all of the Purchasers (giving effect to the conversion into Common Stock of all shares of convertible preferred stock then held by all Purchasers).

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidential Information” means any information that is labeled as confidential, proprietary or secret which a Purchaser obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Purchaser pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Sale” means: (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Company Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a Company Subsidiary in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least 51% of the voting power of the capital stock of or ownership interest in (A) the surviving or resulting entity or (B) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; or (b) the sale, in a single transaction or series of related transactions, by the Company of all or substantially all the assets of the Company (except where such sale is to a wholly owned subsidiary of the Company).

“Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“First Series C Purchase Agreement” has the meaning ascribed to it in the recitals hereto.

“First Series C Purchaser” has the meaning ascribed to it in the recitals hereto.

“Indemnified Party” means a party entitled to indemnification pursuant to Section 2.5.

“Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.5.

“Initiating Holders” means the Purchasers initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

“Initial Public Offering” means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

“Notice of Acceptance” means a written notice from a Purchaser to the Company containing the information specified in Section 3.1(b).

“Offer” means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).

“Offered Securities” means (i) any shares of the Company’s Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company.

“Other Holders” means holders of securities of the Company (other than Purchasers) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

“Preferred Stock” has the meaning ascribed to it in the recitals hereto.

“Preferred Stock Directors” means the Series A Directors and the Series B Directors.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchasers” means (i) the individuals and entities listed on Exhibit A attached hereto, (ii) solely for purposes of Sections 2, 6, and 7 of this Agreement, (A) Comerica Bank – California, (B) Peter Svennilson and (C) Harald Ekman; and (iii) except as provided in Sections 4.1, 4.2 and 4.3 and except with respect to Sections 4.7 and 4.9 hereof, the Strategic Purchasers.

“Refused Securities” means those Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers pursuant to Section 3.1.

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Registration Expenses” means all registration and filing fees, exchange listing fees, printing expenses and fees and expenses of counsel for the Company incurred by the Company in complying with the provisions of Section 2, and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected to represent all Selling Stockholders).

“Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Shares, (b) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Section 3 or the Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement among the Company, certain of the Purchasers and certain other parties thereto dated the date hereof and (c) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) any sale in any manner to a person or entity which is not entitled, pursuant to Section 6, to the rights under this Agreement or (iii) at such time, following an Initial Public Offering, as they become eligible for sale pursuant to Rule 144(b)(1)(i) under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

“Second Series C Purchase Agreement” has the meaning ascribed to it in the recitals hereto.

“Second Series C Purchaser” has the meaning ascribed to it in the recitals hereto.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Selling Stockholder” means any Purchaser owning Registrable Shares included in a Registration Statement.

“Series A Convertible Preferred Stock” has the meaning ascribed to it in the recitals hereto.

“Series A Directors” means those members of the Board of Directors who have been designated by the Series A Purchasers and elected to the Board of Directors from time to time in accordance with the provisions of the Fourth Amended and Restated Stockholders’ Voting Agreement dated the date hereof by and among the Company, certain of the Purchasers and the Founders (as defined therein) (the “Voting Agreement”).

“Series A Purchase Agreement” has the meaning ascribed to it in the recitals hereto.

“Series A Purchasers” has the meaning ascribed to it in the recitals hereto.

“Series B Convertible Preferred Stock” has the meaning ascribed to it in the recitals hereto.

“Series B Directors” means those members of the Board of Directors who have been designated by the Series B Purchasers and elected to the Board of Directors from time to time in accordance with the provisions of the Voting Agreement.

“Series B Purchasers” has the meaning ascribed to it in the recitals hereto.

“Series C Convertible Preferred Stock” has the meaning ascribed to it in the recitals hereto.

“Series C Purchase Agreements” means the First Series C Purchase Agreement and the Second Series C Purchase Agreement.

“Series C Purchasers” means the First Series C Purchaser and the Second Series C Purchaser.

“Series D Convertible Preferred Stock” has the meaning ascribed to it in the recitals hereto.

“Series D Purchase Agreement” has the meaning ascribed to it in the recitals hereto.

“Series D Purchasers” has the meaning ascribed to it in the recitals hereto.

“Series E Convertible Preferred Stock” has the meaning ascribed to it in the recitals hereto.

“Series E Purchase Agreement” has the meaning ascribed to it in the recitals hereto.

“Series E Purchasers” has the meaning ascribed to it in the recitals hereto.

“Shares” means (i) shares of Series E Convertible Preferred Stock of the Company issued to the Series E Purchasers pursuant to the terms of the Series E Purchase Agreement, (ii) shares of Series D Convertible Preferred Stock of the Company issued to the Series D Purchasers pursuant to the terms of the Series D Purchase Agreement, (iii) shares of Series C Convertible Preferred Stock of the Company issued to the Series C Purchasers pursuant to the terms of the Series C Purchase Agreements, (iv) shares of Series B Convertible Preferred Stock of the Company issued to the Series B Purchasers, (v) shares of Series A Convertible Preferred Stock of the Company issued to the Series A Purchasers pursuant to the terms of the Series A Purchase Agreement and (vi) solely for purposes of Sections 2, 6 and 7 of the Agreement, (A) shares of Series A Convertible Preferred Stock issued to Comerica Bank – California upon exercise of the Warrant to Purchase Stock dated December 23, 2002 issued to Comerica Bank – California by the Company, (B) shares of Series B Convertible Preferred Stock issued to Peter Svennilson upon exercise of the Stock Purchase Warrant dated July 25, 2003 issued to Peter Svennilson by the Company and (C) shares of Series B Convertible Preferred Stock issued to Harald Ekman upon exercise of the Stock Purchase Warrant dated July 25, 2003 issued to Harald Ekman by the Company.

“Strategic Purchasers” shall mean Merck, OSI, Biogen Idec Inc., and any Purchaser (as defined in the Series E Purchase Agreement) that purchases shares of Series E Convertible Preferred Stock in connection with a collaboration or similar agreement with the Company, and any successors in interest to the Shares held by such entities.

“Undersubscription Amount” means, with respect to a Purchaser, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser indicates it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts.

2. Registration Rights.

2.1 Required Registrations.

(a) At any time after twelve (12) months following the closing of the Initial Public Offering, a Purchaser or Purchasers holding in the aggregate at least 40% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Purchaser or Purchasers.

(b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Purchaser or Purchasers holding Registrable Shares may request, in writing, that the

Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the public market price on the date of such request).

(c) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Purchasers may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on   Form S-3 (or any successor form).

(d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). In such event, (i) the right of any other Purchaser to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Purchaser’s participation in such underwriting on the terms set forth herein, and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Purchasers materially greater than the obligations of the Purchasers pursuant to Section 2.5. The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed. If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting. If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1 or if Other Holders request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein applicable to the Purchasers. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by officers or directors of the Company and by Other Holders (other than Registrable Shares) shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Purchasers requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any such stockholder would thus be entitled to include more shares than such stockholder requested to be registered, the excess shall be allocated among other participating stockholders pro rata in the manner described in the preceding sentence. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(e) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a). There shall be no limit on the number of registrations that the Company shall be required to effect pursuant to Section 2.1(b); provided, however, that the Company shall not be required to effect more than one such registration in any six month period. In addition, the Company shall not be required to effect any registration within six months after the effective date of the Registration Statement relating to the Initial Public Offering. For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration and elect not to pay the Registration Expenses therefor pursuant to Section 2.4).

(f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

2.2 Incidental Registration.

(a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Purchasers of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Purchaser or Purchasers given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Purchaser.

(b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of any Purchaser to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Purchaser’s participation in such underwriting on the terms set forth herein and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Purchasers materially greater than the obligations of the Purchasers pursuant to Section 2.5. If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than Purchasers and Other Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Purchasers and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If any Purchaser or Other Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Purchasers and Other Holders pro rata in the manner described in the preceding sentence.

2.3 Registration Procedures.

(a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for six months from the effective date or such lesser period until all such Registrable Shares are sold;

(iii) furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

(iv) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(v) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

(vii) make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

(c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

2.5 Indemnification and Contribution.

(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

(c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the fees and expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.5 shall survive the termination of this Agreement.

2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.

2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8 “Stand-Off’ Agreement; Confidentiality of Notices. Each Purchaser, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company (excluding securities acquired in the Initial Public Offering or in the public market after such offering) held by such Purchaser for a period of 180 days following the effective date of a Registration Statement relating to the Company’s Initial Public Offering; provided, that all stockholders of the Company then holding at least 1% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements. As a condition to the obligation of the Purchasers under this Section 2.8, the Company agrees to use its reasonable best efforts to ensure that the “lock-up” obligation of the Purchasers under this Section 2.8, and any agreement entered into by the Purchasers as a result of their obligations under this Section 2.8, shall (i) allow for periodic early releases of portions of the securities subject to such “lock-up” obligations, which may be conditioned upon the trading price of the Company’s Common Stock and (ii) provide that all Purchasers will participate on a pro-rata basis in any early release of any stockholder. Notwithstanding the foregoing, any person or entity to which any Shares or Registrable Shares are transferred by a Purchaser, whether voluntarily or by operation of law, shall be bound by the obligations under this Section 2.8 to the same extent as if such transferee were a Purchaser hereunder and no Purchaser shall transfer any Shares or Registrable Shares unless the transferee provides a written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by the terms of this Section 2.8. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such “lock-up” period. Any Purchaser receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Purchasers holding at least 51% of the Registrable Shares then held by all Purchasers, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Purchasers are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Purchasers are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Purchasers and such holders.

2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

(a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

2.11 Termination. All of the Company’s obligations to register Registrable Shares under Sections 2.1 and 2.2 shall terminate five years after the closing of the Initial Public Offering.

3. Right of First Refusal.

3.1 Rights of Purchasers to Acquire Offered Securities.

(a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Purchaser an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Purchaser (A) such Purchaser’s Basic Amount and (B) such Purchaser’s Undersubscription Amount.

(b) To accept an Offer, in whole or in part, a Purchaser must deliver to the Company, on or prior to the date 20 days after the date of delivery of the Offer, a Notice of Acceptance indicating the portion of the Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Purchaser elects to purchase. If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

(c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

(d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c)), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 3.1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 3.1(b) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 3.1(a).

(e) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) if the Purchasers have so elected, upon the terms and conditions specified in the Offer.

(f) The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

(g) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 3.1(c) may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

(h) The rights of the Purchasers under this Section 3.1 shall not apply to:

(i) the issuance of any shares of Common Stock as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

(ii) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;

(iii) the issuance of shares of Common Stock or options with respect thereto (subject in either case to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement), issued or issuable to employees, directors or officers of, or consultants to, the Company or any of its subsidiaries pursuant to any plan, agreement or arrangement approved by a majority of the members of the Board of Directors, including two-thirds of the Preferred Stock Directors;

(iv) the issuance of securities solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity; provided that such acquisition has been approved by a majority of the members of the Board of Directors of the Company, including two-thirds of the Preferred Stock Directors;

(v) the issuance of shares of Common Stock by the Company in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, resulting in at least $25,000,000 of net proceeds to the Company when such securities are limited for trading on the Nasdaq Global Market or other U.S. National Securities Exchange (a “Qualified Public Offering”);

(vi) the issuance of shares of Common Stock, or options, warrants or other convertible securities therefor in connection with the acquisition or licensing-in of technology; provided that such acquisition or license agreement has been approved by a majority of the members of the Board of Directors of the Company, including two-thirds of the Preferred Stock Directors;

(vii) the issuance of shares of Common Stock, or the grant of options, warrants or convertible securities therefor, in connection with equipment leasing or equipment financing arrangements; provided that such lease or other financing arrangement has been approved by a majority of the members of the Board of Directors of the Company, including two-thirds of the Preferred Stock Directors;

(viii) the issuance of shares of Common Stock, or the grant of options, warrants or convertible securities therefor, in connection with a research, development and/or commercialization agreement between the Company and a research institution or pharmaceutical, biopharmaceutical or biotechnology corporation or similar entity; provided that such agreements have been approved by a majority of the members of the Board of Directors of the Company, including two-thirds of the Preferred Stock Directors;

(ix) the issuance of the Series E Convertible Preferred Stock; or

(x) the issuance of shares of capital stock to Hercules Technology Growth Capital, Inc. (“Hercules”) pursuant to Hercules’ exercise of its rights under Section 8 of that certain Loan and Security Agreement dated as of May 15, 2008 by and among the Company, Hercules and Comerica Bank.

3.2 Termination. This Section 3 shall terminate upon the earlier of the closing of a Company Sale or the closing of a Qualified Public Offering.

4. Covenants.

4.1 Inspection and Observation. The Company shall permit each Purchaser, or any authorized representative thereof, (a) to visit and inspect the properties of the Company and each of its subsidiaries (if any), including its corporate and financial records, and (b) to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice.

Notwithstanding the foregoing, the Company shall (i) not be required to permit the Strategic Purchasers, or any authorized representative thereof, to visit or inspect the properties of the Company and each of its subsidiaries (if any), including its corporate and financial records, and (ii) be entitled to exclude from any discussion referred to in Section 4.1(b) above any material which (A) the Company, in good faith, believes, upon advice of counsel, that such exclusion is necessary to protect the attorney-client privilege, (B) the Company, in good faith, considers to be a trade secret, (C) the Company, in good faith, believes contains material terms of its relationships or agreements with competitors of a Strategic Purchaser or (D) the disclosure of which the Company believes, in good faith, could result in competitive harm to the Company.

4.2 Financial Statements and Other Information.

(a) The Company shall deliver to each Purchaser:

(i) within 180 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied;

(ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;

(iii) within 30 days after the end of each month (other than the last month of any fiscal quarter), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company’s projected financial statements for the corresponding periods for the current fiscal year;

(iv) as soon as available, but in any event within 60 days after the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year; and

(v) such other notices, information and data with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders.

(b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause (ii) and (iii) of paragraph (a) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

Notwithstanding the foregoing, the Company shall (i) be entitled to exclude from any of the foregoing financial statements and other information delivered to the Strategic Purchasers pursuant to this Section 4.2 any material which (A) the Company, in good faith, believes, upon advice of counsel, that such exclusion is necessary to protect the attorney-client privilege, (B) the Company, in good faith, considers to be a trade secret, (C) the Company, in good faith, believes contains material terms of its relationships or agreements with competitors of a Strategic Purchaser or (D) the disclosure of which the Company believes, in good faith, could result in competitive harm to the Company and (ii) not be required to deliver to the Strategic Purchasers the items listed in Section 4.2(a)(iv) above.

4.3 Material Changes and Litigation. The Company shall promptly notify the Purchasers of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company’s knowledge, threatened against the Company, or against any officer, director, key employee or principal stockholder of the Company which, if adversely determined, would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company.

Notwithstanding the foregoing, the Company shall (i) be entitled to exclude from any notice or other information delivered to the Strategic Purchasers pursuant to this Section 4.3 any material which (A) the Company, in good faith, believes, upon advice of counsel, that such exclusion is necessary to protect the attorney-client privilege, (B) the Company, in good faith, considers to be a trade secret, (C) the Company, in good faith, believes contains material terms of its relationships or agreements with competitors of a Strategic Purchaser or (D) the disclosure of which the Company believes, in good faith, could result in competitive harm to the Company and (ii) not be required to deliver to the Strategic Purchasers the notice or other information referred to in Section 4.3 if the information constitutes material which the Company is entitled to exclude pursuant to (A), (B), (C) or (D) of clause (i).

4.4 Agreements with Employees.

(a) The Company shall require (i) all persons now or hereafter employed by the Company and (ii) all independent contractors utilized by the Company who have access to confidential or proprietary information of the Company to enter into non-disclosure and assignment of inventions agreements substantially in the form of Exhibit A hereto and shall require all key persons now or hereafter employed by the Company to enter into non-competition and non-solicitation agreements substantially in the form of Exhibit B hereto, or such other form as may be approved by the Board of Directors of the Company and by a majority of the members of the Board of Directors who are not employees of the Company or a Company Subsidiary.

(b) Unless otherwise approved by the Board of Directors of the Company and by a majority of the members of the Board of Directors who are not employees of the Company or a Company Subsidiary, all options or restricted stock granted or issued by the Company shall become exercisable at the rate of 25% on the first anniversary of grant or issue and 1/48th of the total per month thereafter over the subsequent three years so long as the holder continues to be an employee or consultant of the Company.

4.5 Related Party Transactions. The Company shall not enter into any agreement with any stockholder, officer or director of the Company, or any “affiliate” of such persons (as such term is defined in the rules and regulations promulgated under the Securities Act), including, without limitation, any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, without the consent of at least a majority of the members of the Company’s Board of Directors having no interest in such agreement or arrangement.

4.6 Reservation of Common Stock. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares.

4.7 Qualified Small Business Stock. The Company shall submit to its stockholders (including the Purchasers) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(l)(C) of the Code and the regulations promulgated thereunder. In addition, within ten days after any Purchaser’s written request therefor, the Company shall deliver to such Purchaser a written statement indicating whether such Purchaser’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or, at the election of the Company, a written statement containing such factual information available to the Company as may be reasonably requested by the Purchaser to permit the Purchaser or the Purchaser’s advisors to determine whether the Purchaser’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

4.8 Properties, Business, Insurance. The Company shall maintain and cause each of its subsidiaries (if any) to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient, as determined by the Board of Directors.

4.9 Expenses of Directors. The Company shall promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any Committee thereof.

4.10 Approval of Certain Actions. Without the consent of two-thirds of the Preferred Stock Directors, the Company will not:

(a) Approve an annual operating or capital budget, or any material modification thereto;

(b) Pay any bonus to a senior executive that is not contemplated by the Company’s annual budget or in an employment agreement between the senior executive and the Company;

(c) Redeem, retire, purchase or acquire, directly or indirectly, through subsidiaries or otherwise, any shares of its capital stock (other than a repurchase of Common Stock upon termination of employment or service pursuant to an agreement or plan approved by the Board of Directors);

(d) Enter into any line of business that is not primarily related to the business of the Company as conducted as of the date hereof;

(e) Grant an exclusive license to any of the Company’s material intellectual property rights;

(f) Acquire all or substantially all of the properties, assets or stock of any other company or entity; or

(g) Incur indebtedness in excess of $1,000,000 in the aggregate that is not contemplated by the Company’s annual budget.

4.11 Termination of Covenants. Other than the covenant contained in Section 4.7, all covenants of the Company contained in this Section 4 shall terminate upon the earlier of the closing of a Company Sale or the closing of a Qualified Public Offering.

5. Confidentiality. Each Purchaser agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by such Purchaser), (ii) is or has been independently developed or conceived by the Purchaser without use of the Company’s Confidential Information or (iii) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Purchaser may disclose Confidential Information (a) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (b) to any prospective purchaser of any Shares from such Purchaser as long as such prospective purchaser agrees to be bound by the provisions of this Section 5, (c) to any affiliate, partner, member, stockholder or wholly owned subsidiary of such Purchaser, provided that such person is obligated not to disclose, divulge or use any Confidential Information to the same extent as the Purchasers, (d) as may otherwise be required by law, or (e) to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, provided that the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.

6. Transfers of Rights; Calculation of Share Numbers.

6.1 This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which at least 750,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement) are transferred by such Purchaser, or (b) to any to any affiliate, partner, member, stockholder or wholly owned subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.

6.2 In determining the number of Shares owned by a Purchaser for purposes of exercising rights under this Agreement, (a) Shares owned by a Purchaser shall be deemed to include Shares which have been converted into Common Stock so long as such Common Stock is owned by such Purchaser and (b) all Shares held by affiliated entities or persons shall be aggregated together (provided that no Shares shall be attributed to more than one entity or person within any such group of affiliated entities or persons).

7. General.

7.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

7.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at AVEO Pharmaceuticals, Inc., 75 Sidney Street, Fourth Floor, Cambridge, MA 02139, Attention: Tuan Ha-Ngoc, President, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Steven D. Singer, Esq.; or

If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 7.4.

7.5 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, including, without limitation, the Prior Investor Rights Agreement, relating to such subject matter.

7.6 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of (i) the Company and (ii) Purchasers holding Preferred Stock representing at least 66 2/3% of the voting power of all shares of Preferred Stock then held by all Purchasers. Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Purchasers in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain

Purchasers may nonetheless, by agreement with the Company, purchase securities in such transaction) and (b) the Company may amend Exhibit A hereto in accordance with the Series E Purchase Agreement to add information regarding Additional Purchasers (as defined in the Series E Purchase Agreement) without the consent of the other parties hereto. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

7.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts (including, in the case of Purchasers, Financing Signature Pages (as defined in the Series E Purchase Agreement)), each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement (including the Financing Signature Pages) may be executed by facsimile signatures.

7.9 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

7.10 Additional Purchasers. Persons or entities that, after the date hereof, purchase Shares pursuant to the Series E Purchase Agreement and become “Additional Purchasers” thereunder may, with the prior written approval of the Company (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a Financing Signature Page, whereupon they shall be deemed “Purchasers” for all purposes of this Agreement.

[Remainder of page intentionally left blank]

Executed as of the date first written above.

COMPANY:

AVEO PHARMACEUTICALS, INC.

By:	/s/ Tuan Ha-Ngoc
Name:	Tuan Ha-Ngoc
Title:	President and Chief Executive Officer

Signature Page to Fourth Amended and Restated Investor Rights Agreement

PURCHASERS:

MPM BioVentures II, L.P.

By:	MPM Asset Management II, L.P., its General Partner

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Investment Manager

MPM BioVentures II-QP, L.P.

By:	MPM Asset Management II, L.P., its General Partner

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Investment Manager

MPM BioVentures GmbH & Co. Parallel-Beteilingungs KG

By:	MPM Asset Management II, L.P., in its capacity as the Special Limited Partner

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Investment Manager

Signature Page to Fourth Amended and Restated Investor Rights Agreement

MPM Asset Management Investors 2002 BV2 LLC

By:	/s/ Nicholas Galakatos
Name:	Nicholas Galakatos
Title:	Investment Manager

Venrock Associates

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	General Partner

Venrock Associates III, L.P.

By:	Venrock Management III LLC
Its:	General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

Venrock Entrepreneurs Fund III, L.P.

By:	VEF Management III LLC
Its:	General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

Greylock XI Limited Partnership

By:	Greylock XI GP Limited Partnership, its General Partner

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

Signature Page to Fourth Amended and Restated Investor Rights Agreement

Greylock XI-A Limited Partnership

By:	Greylock XI GP Limited Partnership, its
General Partner

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

Greylock XI Principals LLC

By:	Greylock Management Corporation, Sole Member

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Treasurer and Secretary

Prospect Venture Partners II, L.P.

By:
Name:	Russell Hirsch
Title:	Managing Member of Prospect
Management Co. II, LLC
Its:	General Partner

Prospect Associates II, L.P.

By:
Name:	Russell Hirsch
Title:	Managing Member of Prospect Management Co. II, LLC
Its:	General Partner

Applied Genomic Technology Capital Fund, L.P.

By its General Partner, AGTC Partners, L.P.
By its General Partner, NewcoGen Group Inc.

By:	/s/ Noubar B. Afeyan
Name:	Noubar B. Afeyan
Title:	President

Signature Page to Fourth Amended and Restated Investor Rights Agreement

AGTC Advisors Fund, L.P.

By its General Partner, AGTC Partners, L.P.
By its General Partner, NewcoGen Group Inc.

By:	/s/ Noubar B. Afeyan
Name:	Noubar B. Afeyan
Title:	President

Highland Capital Partners VI Limited Partnership

By: Highland Management Partners VI Limited Partnership its General Partner
By: Highland Management Partners VI, Inc. its General Partner

By:	/s/ Robert F. Higgins
Name:	Robert F. Higgins
Title:	Authorized Signatory

Highland Capital Partners VI-B Limited Partnership

By: Highland Management Partners VI Limited Partnership, its General Partner

By: Highland Management Partners VI, Inc., its General Partner

By:	/s/ Robert F. Higgins
Name:	Robert F. Higgins
Title:	Authorized Signatory

Highland Entrepreneurs’ Fund VI Limited Partnership

By: HEF VI Limited Partnership, its General Partner

By: Highland Management Partners VI, Inc. its General Partner

By:	/s/ Robert F. Higgins
Name:	Robert F. Higgins
Title:	Authorized Signatory

Signature Page to Fourth Amended and Restated Investor Rights Agreement

Oxford Bioscience Partners IV, L.P.

By:	OBP Management IV L.P.

By:
Name:	Michael Lytton
Title:	General Partner

mRNA Fund II L.P.

By:	OBP Management IV L.P.

By:
Name:	Michael Lytton
Title:	General Partner

The Weg Family Limited Partnership

By:	/s/ Geoffrey Weg
Name:	Geoffrey Weg
Title:	Manager of the General Partner

A. Grant Heidrich and Jeanette Y.J. Heidrich, Trustees of the Heidrich Community Property Trust UDT 8/84

By:	/s/ A. Grant Heidrich III
Name:	A. Grant Heidrich III
Title:	Trustee

Deutsche Bank Nominees (Jersey) Limited A/C HAML

By:
Name:
Title:

Lotus Bioscience Investment Holdings Limited

By:
Name:
Title:

Signature Page to Fourth Amended and Restated Investor Rights Agreement

JC Bamford Excavators Limited

By:
Name:
Title:

/s/ Richard B. Sachs
Richard B. Sachs

General Electric Capital Corporation

By:
Name:
Title:

Merck & Co., Inc.

By:
Name:
Title:

Bessemer Venture Partners VI Institutional L.P.
By its:	Deer VI & Co. LLC, General Partner

By:	/s/ J. Edmund Colloton
Name:	J. Edmund Colloton
Title:	Executive Manager

Bessemer Venture Partners Co-Investment L.P.
By its:	Deer VI & Co. LLC, General Partner

By:	/s/ J. Edmund Colloton
Name:	J. Edmund Colloton
Title:	Executive Manager

Bessemer Venture Partners VI L.P.
By its:	Deer VI & Co. LLC, General Partner

By:	/s/ J. Edmund Colloton
Name:	J. Edmund Colloton
Title:	Executive Manager

Signature Page to Fourth Amended and Restated Investor Rights Agreement

/s/ Christopher Gabrieli
Christopher Gabrieli

Vatera Holdings LLC
By its:

By:	/s/ Michael Jahavis
Name:	Michael Jahavis
Title:	Manager

Schering Corporation

By:
Name:
Title:

Biogen Idec Inc.

By:	/s/ James C. Mullen
Name:	James C. Mullen
Title:	President and CEO

OSI Pharmaceuticals, Inc.

By:
Name:
Title:

MUFG VENTURE CAPITAL I, L.P. By its:

By:	/s/ Masahito Kawashima
Name:	Masahito Kawashima
Title:	Managing Director

Signature Page to Fourth Amended and Restated Investor Rights Agreement

Merlin Nexus II, LP
By its:

By:	/s/ DOMINIQUE SEMON
Name:	Fund Manager
Title:	DOMINIQUE SEMON

Nexus Gemini, LP
By its:

By:	/s/ DOMINIQUE SEMON
Name:	Fund Manager
Title:	DOMINIQUE SEMON

Signature Page to Fourth Amended and Restated Investor Rights Agreement

EXHIBIT A

List of Purchasers

Series A Purchasers

Name and Address

MPM BioVentures II, L.P.

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures II-QP, L.P.

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures GmbH & Co. Parallel-

Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM Asset Management Investors 2002

BV2 LLC

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

Venrock Associates

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Venrock Associates III, L.P.

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Venrock Entrepreneurs Fund III, L.P.

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Greylock XI Limited Partnership

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald Sullivan

Greylock XI-A Limited Partnership

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald Sullivan

Greylock XI Principals LLC

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald Sullivan

Prospect Venture Partners II, L.P.

435 Tasso Street, Suite 200

Palto Alto, CA 94301

Attn: Russell Hirsch

Prospect Associates II, L.P.

435 Tasso Street, Suite 200

Palto Alto, CA 94301

Attn: Russell Hirsch

A. Grant Heidrich and

Jeanette Y.J. Heidrich, Trustees of the

Heidrich Community Property Trust

UDT 8/84

80 Prospect Street

Woodside, CA 94062

The Weg Family Limited Partnership

Valensi, Rose, Magaram, Morris & Murphy,

PLC

2029 Century Park East, Suite 2050

Los Angeles, CA 90067

Attn: Geoffrey A. Weg

Tel: 310-277-8011

Fax: 310-277-1706

Series B Purchasers

Name and Address

Applied Genomic Technology Capital

Fund, L.P.

One Memorial Drive, 7th Floor

Cambridge, MA 02142

Attn: Edward Freedman

Tel: 617-218-1693

Fax: 617-497-2244

AGTC Advisors Fund, L.P

One Memorial Drive, 7th Floor

Cambridge, MA 02142

Attn: Edward Freedman

Tel: 617-218-1693

Fax: 617-497-2244

Highland Capital Partners VI

Limited Partnership

92 Hayden Avenue

Lexington, MA 02421

Attn: Robert Higgins

Tel: 781-861-5500

Fax: 781-861-5499

Highland Capital Partners VI-B

Limited Partnership

92 Hayden Avenue

Lexington, MA 02421

Attn: Robert Higgins

Tel: 781-861-5500

Fax: 781-861-5499

Highland Entrepreneurs Fund VI

Limited Partnership

92 Hayden Avenue

Lexington, MA 02421

Attn: Robert Higgins

Tel: 781-861-5500

Fax: 781-861-5499

Oxford Bioscience Partners IV L.P.

222 Berkeley Street

Suite 1650

Boston, MA 02116

Attn: Michael Lytton

Tel: 617-357-7474

Fax: 617-357-7476

MRNA Fund II LP

222 Berkeley Street

Suite 1650

Boston, MA 02116

Attn: Michael Lytton

Tel: 617-357-7474

Fax: 617-357-7476

MPM BioVentures II, L.P.

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures II-QP, L.P.

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures GmbH & Co.

Parallel-Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM Asset Management Investors

2002 BV2 LLC

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

Venrock Associates

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Venrock Associates III, L.P.

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Venrock Entrepreneurs Fund III, L.P.

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Greylock XI Limited Partnership

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald

Sullivan

Greylock XI-A Limited Partnership

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald

Sullivan

Greylock XI Principals LLC

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald

Sullivan

Prospect Venture Partners II, L.P.

435 Tasso Street, Suite 200

Palto Alto, CA 94301

Attn: Russell Hirsch

Prospect Associates II, L.P.

435 Tasso Street, Suite 200

Palto Alto, CA 94301

Attn: Russell Hirsch

Richard B. Sachs

88 Central Park West, Apt. 4S

New York, NY 10023

Deutsche Bank Nominees (Jersey)

Limited A/C

c/o William Salomon

Deutsche Bank International Limited

PO Box 727

St. Paul’s Gate

New Street

St. Helier

Jersey, JE4 8ZB

Channel Islands

A. Grant Heidrich and Jeannette Y.J.

Heidrich, Trustees of the Heidrich

Community Property Trust UDT 8/84

80 Prospect Avenue

Woodside, CA 94062

Lotus Bioscience Investment Holdings

Limited

9th Floor, Central Building

3 Pedder Street

Central

Hong Kong 150

Attn: Eric C. K. Chung

Tel: (852) 2521-7417

Fax: (852) 2524-1276

JC Bamford Excavators Limited

Lakeside Works

Rocester

Staffordshire ST14 5JP

UK

Attn: Steve Ovens

Tel: +44 (188) 959-0312

Fax: +44 (188) 959-3203

General Electric Capital Corporation

83 Wooster Heights Road, 5th Floor

Danbury, CT 06810

Attn: Jacqueline Kim Blechinger

The Weg Family Limited Partnership

Valensi, Rose, Magaram, Morris &

Murphy, PLC

2029 Century Park East, Suite 2050

Los Angeles, CA 90067

Attn: Geoffrey A. Weg

Tel: 310-277-8011

Fax: 310-277-1706

Series C Purchasers

Merck & Co., Inc.

One Merck Drive

P.O. Box 100

WS-3A-65

Whitehouse Station, NJ 08889-0100

Attention: Office of the Secretary*

OSI Pharmaceuticals, Inc.

41 Pinelawn Road

Melville, NY 11747

Attention: General Counsel*

*	Except as provided in Sections 4.1, 4.2 and 4.3 and except with respect to Sections 4.7 and 4.9.

Series D Purchasers

Name and Address

Biogen Idec Inc.

14 Cambridge Center

Cambridge, MA 02142

Attn: General Counsel

MUFG VENTURE CAPITAL I, L.P.

Mitsubishi UFJ Capital Co., Ltd.

2-14-1 Kyobashi

KANEMATSU Bldg. 12 Fl.

Chuo-ku Tokyo, 104-0031

Japan

Attn: Yoshinori Aoyama

Merlin Nexus II, LP

Merlin Nexus Group

230 Park Avenue

New York, NY 10169

Attn: Dominique Semon

Nexus Gemini, LP

230 Park Avenue

New York, NY 10169

Attn: Dominique Semon

A. Grant Heidrich and Jeanette Y.J. Heidrich, Trustees of the Heidrich

Community Property Trust UDT 8/84

80 Prospect Avenue

Woodside, CA 94062

AGTC Advisors Fund, L.P.

One Memorial Drive, 7th Floor

Cambridge, MA 02142

Attn: Edward Freedman

Tel: 617-218-1693

Fax: 617-497-2244

Applied Genomic Technology Capital Fund, L.P.

One Memorial Drive, 7th Floor

Cambridge, MA 02142

Attn: Edward Freedman

Tel: 617-218-1693

Fax: 617-497-2244

General Electric Capital Corporation

83 Wooster Heights Road, 5th Floor

Danbury, CT 06810

Attn: Jacqueline Kim Blechinger

Greylock XI Limited Partnership

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald Sullivan

Greylock XI Principals LLC

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald Sullivan

Greylock XI-A Limited Partnership

880 Winter Street

Waltham, MA 02451

Attn: William Helman and Donald Sullivan

Highland Capital Partners VI Limited Partnership

92 Hayden Avenue

Lexington, MA 02421

Attn: Robert Higgins

Tel: 781-861-5500

Fax: 781-861-5499

Highland Capital Partners VI-B Limited Partnership

92 Hayden Avenue

Lexington, MA 02421

Attn: Robert Higgins

Tel: 781-861-5500

Fax: 781-861-5499

Highland Entrepreneurs’ Fund VI Limited Partnership

92 Hayden Avenue

Lexington, MA 02421

Attn: Robert Higgins

Tel: 781-861-5500

Fax: 781-861-5499

Lotus Bioscience Investment Holdings Limited

9th Floor, Central Building

3 Pedder Street

Central

Hong Kong 150

Attn: Eric C. K. Chung

Tel: (852) 2521-7417

Fax: (852) 2524-1276

MPM Asset Management Investors 2002 BV2 LLC

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures GmbH & Co. Parallel-Beteiligungs KG

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures II, L.P.

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

MPM BioVentures II-QP, LP

The John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attn: Nicholas Galakatos

mRNA Fund II L.P.

222 Berkeley Street

Suite 1650

Boston, MA 02116

Attn: Michael Lytton

Tel: 617-357-7474

Fax: 617-357-7476

Oxford Bioscience Partners IV, L.P.

222 Berkeley Street

Suite 1650

Boston, MA 02116

Attn: Michael Lytton

Tel: 617-357-7474

Fax: 617-357-7476

Prospect Associates II, L.P.

435 Tasso Street, Suite 200

Palto Alto, CA 94301

Attn: Russell Hirsch

Prospect Venture Partners II, L.P.

435 Tasso Street, Suite 200

Palto Alto, CA 94301

Attn: Russell Hirsch

Richard B. Sachs

88 Central Park West, Apt. 4S

New York, NY 10023

The Weg Family Limited Partnership

Valensi, Rose, Magaram, Morris & Murphy, PLC

2029 Century Park East, Suite 2050

Los Angeles, CA 90067

Attn: Geoffrey A. Weg

Tel: 310-277-8011

Fax: 310-277-1706

Venrock Associates

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Venrock Associates III, L.P.

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Venrock Entrepreneurs Fund III, L.P.

30 Rockefeller Plaza, Rm 5508

New York, NY 10112

Attn: Anthony B. Evnin

Bessemer Venture Partners VI Institutional L.P.

c/o Bessemer Venture Partners

1865 Palmer Avenue

Suite 104

Larchmont, NY 10538

Attn: J. Edmund Colloton

Bessemer Venture Partners Co-Investment L.P.

c/o Bessemer Venture Partners

1865 Palmer Avenue

Suite 104

Larchmont, NY 10538

Attn: J. Edmund Colloton

Bessemer Venture Partners VI L.P.

c/o Bessemer Venture Partners

1865 Palmer Avenue

Suite 104

Larchmont, NY 10538

Attn: J. Edmund Colloton

Christopher Gabrieli

c/o Bessemer Venture Partners

83 Walnut Street

Wellesley Hills, MA 02481

Vatera Holdings LLC

c/o Oikos Ventures, LLC

499 Park Avenue

New York, NY 10022

Attn: Michael Jaharis

Schering Corporation

1000 Galloping Hill Road

Kenilworth, NJ 07033

Attn: E. Kevin Moore

Series E Purchasers

Name and Address

Biogen Idec Inc.

14 Cambridge Center

Cambridge, MA 02142

Attn: General Counsel

OSI Pharmaceuticals, Inc.

41 Pinelawn Road

Melville, NY 11747

Attention: General Counsel

Counterpart Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees (i) to become a Purchaser, as defined in that certain Fourth Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) by and among AVEO Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Investor Rights Agreement), dated as of                     , 2009, and to be bound by the terms and conditions of the Investor Rights Agreement as a “Purchaser” thereunder, for all purposes of the Investor Rights Agreement, and (ii) authorizes this signature page to be attached to the Investor Rights Agreement, or counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:

Title:

Date:

Contact Person:

Telephone No.:

Telecopy No.:

Email Address: